Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

September 30, 2019

Shares		Value
Common Stocks – 98.2%
Automobiles – 0.2%
Tesla Inc*	4,802	$1,156,658
Electronic Equipment, Instruments & Components – 4.3%
Amphenol Corp	110,959	10,707,544
Cognex Corp	39,893	1,959,943
Keysight Technologies Inc*	17,128	1,665,698
TE Connectivity Ltd	72,547	6,759,929
		21,093,114
Entertainment – 2.0%
Netflix Inc*	21,966	5,878,541
Walt Disney Co	29,637	3,862,294
		9,740,835
Equity Real Estate Investment Trusts (REITs) – 4.9%
American Tower Corp	35,325	7,811,417
Crown Castle International Corp	54,048	7,513,212
Equinix Inc	14,403	8,307,650
		23,632,279
Household Durables – 0.9%
Sony Corp	72,100	4,232,899
Information Technology Services – 13.5%
Amdocs Ltd	35,002	2,313,982
Black Knight Inc*	31,759	1,939,205
Fidelity National Information Services Inc	74,431	9,881,460
Gartner Inc*	76,650	10,960,184
Global Payments Inc	26,854	4,269,786
GoDaddy Inc*	49,848	3,288,971
InterXion Holding NV*	55,245	4,500,258
Mastercard Inc	63,133	17,145,029
Okta Inc*	29,570	2,911,462
PayPal Holdings Inc*	51,410	5,325,562
WEX Inc*	7,003	1,415,096
Wix.com Ltd*	15,846	1,849,862
		65,800,857
Interactive Media & Services – 5.7%
Alphabet Inc - Class C*	7,198	8,774,362
Facebook Inc*	50,063	8,915,219
Tencent Holdings Ltd	235,100	9,904,947
		27,594,528
Internet & Direct Marketing Retail – 9.2%
Alibaba Group Holding Ltd (ADR)*	114,137	19,087,131
Amazon.com Inc*	11,023	19,134,936
Etsy Inc*	44,375	2,507,188
MercadoLibre Inc*	7,237	3,989,252
		44,718,507
Media – 0.5%
Liberty Broadband Corp*	21,606	2,261,500
Professional Services – 1.0%
CoStar Group Inc*	8,231	4,882,629
Road & Rail – 0.6%
Lyft Inc*	49,376	2,016,516
Uber Technologies Inc*,#	29,992	913,856
		2,930,372
Semiconductor & Semiconductor Equipment – 19.8%
ASML Holding NV	67,988	16,837,699
KLA Corp	24,480	3,903,336
Lam Research Corp	42,064	9,721,411
Microchip Technology Inc	92,697	8,612,478
Micron Technology Inc*	107,295	4,597,591
NVIDIA Corp	45,306	7,886,415
ON Semiconductor Corp*	237,377	4,560,012
Taiwan Semiconductor Manufacturing Co Ltd	1,999,000	17,507,295
Texas Instruments Inc	142,440	18,408,946
Xilinx Inc	43,521	4,173,664
		96,208,847
Software – 28.3%
Adobe Inc*	66,550	18,384,437
Atlassian Corp PLC*	23,921	3,000,650
Autodesk Inc*	35,270	5,209,379
Avalara Inc*	46,344	3,118,488

Shares		Value
Common Stocks – (continued)
Software – (continued)
Blackbaud Inc	33,410	$3,018,259
Cadence Design Systems Inc*	84,830	5,605,566
Constellation Software Inc/Canada	4,294	4,288,976
Guidewire Software Inc*	23,579	2,484,755
Instructure Inc*	45,454	1,760,888
Intuit Inc	23,396	6,221,932
Medallia Inc*	71,831	1,970,324
Microsoft Corp	286,866	39,882,980
Nice Ltd (ADR)*	20,312	2,920,866
RealPage Inc*	35,464	2,229,267
SailPoint Technologies Holding Inc*	132,515	2,476,705
salesforce.com Inc*	128,346	19,051,680
ServiceNow Inc*	3,831	972,499
SS&C Technologies Holdings Inc	53,955	2,782,459
Tyler Technologies Inc*	14,625	3,839,063
Zendesk Inc*	117,951	8,596,269
		137,815,442
Technology Hardware, Storage & Peripherals – 6.5%
Apple Inc	98,681	22,101,584
Samsung Electronics Co Ltd	232,648	9,541,291
		31,642,875
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	50,076	3,944,487
Total Common Stocks (cost $298,153,888)		477,655,829
Preferred Stocks – 0.3%
Software – 0.3%
Magic Leap Inc - Series D¢,§ (cost $1,585,170)	58,710	1,299,839
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	1,246,364	1,246,364
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	8,571,720	8,571,720
Total Investment Companies (cost $9,818,084)		9,818,084
Total Investments (total cost $309,557,142) – 100.5%		488,773,752
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(2,573,059)
Net Assets – 100%		$486,200,693

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$391,112,626	80.0%
China	28,992,078	5.9
Netherlands	21,337,957	4.4
Taiwan	17,507,295	3.6
South Korea	9,541,291	1.9
Israel	4,770,728	1.0
Canada	4,288,976	0.9
Japan	4,232,899	0.9
Brazil	3,989,252	0.8
Australia	3,000,650	0.6

Total	$488,773,752	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$20,340∆	$-	$-	$1,246,364
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	97,647	(234)	-	8,571,720
Total Affiliated Investments - 2.0%	$117,987	$(234)	$-	$9,818,084

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	1,233,622	14,015,608	(14,002,866)	1,246,364
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	8,082,766	71,113,338	(70,624,384)	8,571,720

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Japanese Yen	10/24/19	(121,580,000)	$1,133,563	6,987
HSBC Securities (USA), Inc.:
Japanese Yen	12/19/19	(106,813,000)	994,674	736
Total				$7,723

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 3,426,805

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of September 30, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$1,585,170	$1,299,839	0.3%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$78,701,552	$17,507,295	$-
All Other	381,446,982	-	-
Preferred Stocks	-	-	1,299,839
Investment Companies	-	9,818,084	-
Total Investments in Securities	$460,148,534	$27,325,379	$1,299,839
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,723	-
Total Assets	$460,148,534	$27,333,102	$1,299,839

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2019.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.